Exhibit 24.1

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2016, by the following person:

/s/ Lisa W. Wardell	Director and Board Chair
Lisa W. Wardell

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2016, by the following person:

/s/ Mark A. Cohn	Director
Mark A. Cohn

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2016, by the following person:

/s/ Edwin J. Holman	Director
Edwin J. Holman

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2016, by the following person:

/s/ Anne L. Jones	Director
Anne L. Jones

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2016, by the following person:

/s/ David A. Levin	Director
David A. Levin

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2016, by the following person:

/s/ William F. Sharpe, III	Director
William F. Sharpe, III

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2016, by the following person:

/s/ Paul L. Snyder	Director
Paul L. Snyder

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2016, by the following person:

/s/ Patricia A. Stensrud	Director
Patricia A. Stensrud

power of attorney

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Peter G. Michielutti, Marc A. Ungerman and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2016 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 16th day of March, 2016, by the following person:

/s/ LuAnn Via	President, Chief Executive Officer and Director
LuAnn Via	(Principal Executive Officer)